Loss on Asset Purchase Cancellations	12 Months Ended
Dec. 31, 2011
Notes To Consolidated Financial Statements [Abstract]
Loss On Asset Purchase Cancellations [Text Block]

16. Loss on Asset Purchase Cancellations

In April 2009, each of Maxdeka and Maxenteka signed an agreement with a third party seller, whereby each agreed to cancel its contract for the acquisition of Hull 2054 and Hull 2055, respectively, and each agreed to forfeit the advance deposit paid of $7,212 per newbuild.

In June 2009, Maxpente entered into an agreement pursuant to which the shipbuilding contract for the acquisition of Hull 1075 was canceled, at a cancellation cost of $5,950, excluding commissions, which was forfeited from an advance payment. The remaining balance of the advance payment of $10,050 was used to settle the second advance payment for the acquisition of Pelopidas.

Loss on asset purchase cancellations during the year ended December 31, 2009 represents losses incurred on cancellation of the contracts discussed above, consisting of advances forfeited totaling $20,395 plus expenses net of interest earned of $304 related to the cancellations, and comprise the following:

•       Loss on cancellation of acquisition of Hull 2054 of $6,849, net of interest earned on the advance deposits;

•       Loss on cancellation of acquisition of Hull 2055 of $6,850, net of interest earned on the advance deposits; and

•       Loss on cancellation of acquisition of Hull 1075 of $7,000, inclusive of brokerage commissions, of which $5,950 represented the forfeiture of advance deposits.

No cancellations were concluded during the years ended December 31, 2010 and 2011.